Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Seasons Bancshares, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, who are the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby each certify as follows:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/  John  H.  Ketner,  Jr.
--------------------------------------------
John  H.  Ketner,  Jr.,  C.E.O.
(Principal  Executive  Officer)


/s/ Nita Elliott
--------------------------------------------
Nita Elliott
Chief Financial Officer
(Principal Financial and Accounting Officer)

November 15, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


::ODMA\PCDOCS\ATL\796052


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